Exhibit 3

           Statements to Holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3 relating to the Distribution Dates of April 1, 1998 and October 1, 1998, as amended.

Colleen Shay-Persaud
Bankers Trust Co.
(212) 250-6125

                                                            [LOGO] Bankers Trust
                                                             Architects of Value

June 29, 1999

Carlos Rodriguez
Merrill Lynch

Re:    Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates Series 1, 2, and 3

Carlos:

For the above referenced issues, enclosed are the amended statements to holders for the distributions that occurred on April 1, 1998 and October 1, 1998. These statements have been corrected to reflect the following correct maturity dates on the following issues:

Certificate 2 class 22: 10/1/2007
Certificate 3 class 20: 10/1/2005

Should you have any questions please call me at (212) 250-6125.

Thank You,


/s/ Colleen Shay-Persaud

enc.

4 Albany Street
New York, NY 10006

[LOGO] Bankers Trust Company
       Four Albany Street, New York, New York 10006

                                             Mailing Address:
                                             P.O. Box 318, Church Street Station
                                             New York, New York 10008

Colleen Shay-Persaud
Bankers Trust Company
Telephone: (212) 250-6378

March 20, 1998

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn: Alan Levy

The Depository Trust Company
7 Hanover Square - 2nd Floor
New York, NY 10004
Attn: Shandon Chakaraburty

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Bankers Trust Company as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 1998. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at the above referenced number.

Very truly yours,


/s/ Colleen Shay-Persaud

Attachment

[LOGO] Bankers Trust Company
       Four Albany Street, New York, New York 10006

                                             Mailing Address:
                                             P.O. Box 318, Church Street Station
                                             New York, New York 10008

Colleen Shay-Persaud
Bankers Trust Co.
(212) 250-6125

March 20, 1998

Kerstin Stanley
Merrill Lynch

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2, and 3

Kerstin:

For the above referenced issues, the principal and interest information for April 1, 1998 is attached. All other relevant information is as follows:

      Premium on Bonds                                 None
      Trustee Fees Payable                             None
      Interest Shortfall on Bonds                      None
      Aggregate Shortfall on Bonds                     None
      Accrued Interest undistributed to holders        None
      Accrued Principal undistributed to holders       None
      Underlying Bonds on issues                       Attached

Should you have any questions please call me at (212) 250-6125.

Thank You,


/s/ Colleen Shay-Persaud

enc.

------------------------------------------------------------------------------------------------
                                       SERIES 1 CERTIFICATES
                                       ---------------------

------------------------------------------------------------------------------------------------
          Certificate                                                    Interest      Principal
Class      Maturity        CUSIP      Certificate      Certificate        Amount        Amount
Number       Date          Number         Rate            Amount            Due           Due
================================================================================================

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  6       04/01/1998     021433 EA1       4.80           85,000.00        2,040.00     85,000.00
------------------------------------------------------------------------------------------------
  7       10/01/1998     021433 EB9       4.80           85,000.00        2,040.00          0.00
------------------------------------------------------------------------------------------------
  8       04/01/1999     021433 EC7       4.90           90,000.00        2,205.00          0.00
------------------------------------------------------------------------------------------------
  9       10/01/1999     021433 ED5       4.90           90,000.00        2,205.00          0.00
------------------------------------------------------------------------------------------------
  10      04/01/2000     021433 EE3       5.00           95,000.00        2,375.00          0.00
------------------------------------------------------------------------------------------------
  11      10/01/2000     021433 EF0       5.00           95,000.00        2,375.00          0.00
------------------------------------------------------------------------------------------------
  12      04/01/2001     021433 EG8       5.00          100,000.00        2,500.00          0.00
------------------------------------------------------------------------------------------------
  13      10/01/2001     021433 EH6       5.00          100,000.00        2,500.00          0.00
------------------------------------------------------------------------------------------------
  14      04/01/2002     021433 EJ2       5.10          105,000.00        2,677.50          0.00
------------------------------------------------------------------------------------------------
  15      10/01/2002     021433 EK9       5.10          295,000.00        7,522.50          0.00
------------------------------------------------------------------------------------------------
  16      04/01/2003     021433 EL7       5.10          100,000.00        2,550.00          0.00
------------------------------------------------------------------------------------------------
  17      10/01/2003     021433 EM5       5.10          320,000.00        8,160.00          0.00
------------------------------------------------------------------------------------------------
  18      04/01/2004     021433 EN3       5.20           95,000.00        2,470.00          0.00
------------------------------------------------------------------------------------------------
  19      10/01/2004     021433 EP8       5.20          340,000.00        8,840.00          0.00
------------------------------------------------------------------------------------------------
  20      04/01/2005     021433 EQ6       5.25           95,000.00        2,493.75          0.00
------------------------------------------------------------------------------------------------
  21      10/01/2005     021433 ER4       5.25          360,000.00        9,450.00          0.00
------------------------------------------------------------------------------------------------
  22      10/01/2008     021433 EX1       5.50        1,495,000.00       41,112.50          0.00
------------------------------------------------------------------------------------------------
  23      10/01/2010     021433 FB8       5.60        1,130,000.00       31,640.00          0.00
------------------------------------------------------------------------------------------------
  24      10/01/2012     021433 FF9       5.70        1,200,000.00       34,200.00          0.00
------------------------------------------------------------------------------------------------
  RI      10/01/2012     021433 FG7       Variable       70,675.00    Residual -->      2,237.00
------------------------------------------------------------------------------------------------

TOTAL                                                $6,345,675.00     $169,356.25    $87,237.00
------------------------------------------------------------------------------------------------
**** Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

**** Underlying Bond-Altamonte Springs FLA Authority
     13.125%, 10/01/12, $3,910,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       SERIES 2 CERTIFICATES
                                       ---------------------

------------------------------------------------------------------------------------------------
          Certificate                                                    Interest      Principal
Class      Maturity        CUSIP      Certificate      Certificate        Amount        Amount
Number       Date          Number         Rate            Amount            Due           Due
================================================================================================

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  6       04/01/1998     70252B AU7       4.80          220,000.00        5,280.00    220,000.00
------------------------------------------------------------------------------------------------
  7       10/01/1998     70252B AV5       4.80          225,000.00        5,400.00          0.00
------------------------------------------------------------------------------------------------
  8       04/01/1999     70252B AW3       4.90          230,000.00        5,635.00          0.00
------------------------------------------------------------------------------------------------
  9       10/01/1999     70252B AX1       4.90          240,000.00        5,880.00          0.00
------------------------------------------------------------------------------------------------
  10      04/01/2000     70252B AY9       5.00          245,000.00        6,125.00          0.00
------------------------------------------------------------------------------------------------
  11      10/01/2000     70252B AZ6       5.00          250,000.00        6,250.00          0.00
------------------------------------------------------------------------------------------------
  12      04/01/2001     70252B BA0       5.00          255,000.00        6,375.00          0.00
------------------------------------------------------------------------------------------------
  13      10/01/2001     70252B BB8       5.00          265,000.00        6,625.00          0.00
------------------------------------------------------------------------------------------------
  14      04/01/2002     70252B BC6       5.10          270,000.00        6,885.00          0.00
------------------------------------------------------------------------------------------------
  15      10/01/2002     70252B BD4       5.10          795,000.00       20,272.50          0.00
------------------------------------------------------------------------------------------------
  16      04/01/2003     70252B BE2       5.10          265,000.00        6,757.50          0.00
------------------------------------------------------------------------------------------------
  17      10/01/2003     70252B BF9       5.10          860,000.00       21,930.00          0.00
------------------------------------------------------------------------------------------------
  18      04/01/2004     70252B BG7       5.20          250,000.00        6,500.00          0.00
------------------------------------------------------------------------------------------------
  19      10/01/2004     70252B BH5       5.20          925,000.00       24,050.00          0.00
------------------------------------------------------------------------------------------------
  20      04/01/2005     70252B BJ1       5.25          240,000.00        6,300.00          0.00
------------------------------------------------------------------------------------------------
  21      10/01/2005     70252B BK8       5.25        1,000,000.00       26,250.00          0.00
------------------------------------------------------------------------------------------------
  22      10/01/2007     70252B BP7       5.40        2,255,000.00*      60,885.00          0.00
------------------------------------------------------------------------------------------------
  23      10/01/2010     70252B BV4       5.60        5,000,000.00*     140,000.00          0.00
------------------------------------------------------------------------------------------------
  24      10/01/2012     70252B BZ5       5.70        1,915,000.00*      54,577.50          0.00
------------------------------------------------------------------------------------------------
  RI      10/01/2012     70252B CA9       Variable       85,365.00    Residual -->      4,429.00
------------------------------------------------------------------------------------------------

TOTAL                                               $15,790,365.00     $421,977.50   $224,429.00
------------------------------------------------------------------------------------------------
**** Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

**** Pasco County FLA Health Facilities
     13.125%, 10/01/12, $9,850,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       SERIES 3 CERTIFICATES
                                       ---------------------

------------------------------------------------------------------------------------------------
          Certificate                                                    Interest      Principal
Class      Maturity        CUSIP      Certificate      Certificate        Amount        Amount
Number       Date          Number         Rate            Amount            Due           Due
================================================================================================

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  6       04/01/1998     684503 TGO       4.80          925,000.00       22,000.00    925,000.00
------------------------------------------------------------------------------------------------
  7       10/01/1998     684530 TH8       4.80          945,000.00       22,680.00          0.00
------------------------------------------------------------------------------------------------
  8       04/01/1999     684503 TJ4       4.90          970,000.00       23,765.00          0.00
------------------------------------------------------------------------------------------------
  9       10/01/1999     684503 TK1       4.90          995,000.00       24,377.50          0.00
------------------------------------------------------------------------------------------------
  10      04/01/2000     684503 TL9       5.00        1,020,000.00       25,500.00          0.00
------------------------------------------------------------------------------------------------
  11      10/01/2000     684503 TM7       5.00        1,045,000.00       26,125.00          0.00
------------------------------------------------------------------------------------------------
  12      04/01/2001     684503 TN5       5.00        1,070,000.00       26,750.00          0.00
------------------------------------------------------------------------------------------------
  13      10/01/2001     684503 TP0       5.00        1,095,000.00       27,375.00          0.00
------------------------------------------------------------------------------------------------
  14      04/01/2002     684503 TQ8       5.10        1,125,000.00       28,687.50          0.00
------------------------------------------------------------------------------------------------
  15      10/01/2002     684503 TR6       5.10        3,190,000.00       81,345.00          0.00
------------------------------------------------------------------------------------------------
  16      04/01/2003     684503 TS4       5.10        1,100,000.00       28,050.00          0.00
------------------------------------------------------------------------------------------------
  17      10/01/2003     684503 TT2       5.10        3,425,000.00       87,337.50          0.00
------------------------------------------------------------------------------------------------
  18      04/01/2004     684503 TU9       5.20        1,065,000.00       27,690.00          0.00
------------------------------------------------------------------------------------------------
  19      10/01/2004     684503 TV7       5.20        3,675,000.00       95,550.00          0.00
------------------------------------------------------------------------------------------------
  20      10/01/2005     684503 TX3       5.25        4,975,000.00*     130,593.75          0.00
------------------------------------------------------------------------------------------------
  21      10/01/2006     684503 TZ8       5.30        5,225,000.00*     138,462.50          0.00
------------------------------------------------------------------------------------------------
  22      10/01/2007     684503 UB9       5.40        5,480,000.00*     147,960.00          0.00
------------------------------------------------------------------------------------------------
  23      10/01/2008     684503 UD5       5.50        5,785,000.00*     159,087.50          0.00
------------------------------------------------------------------------------------------------
  24      10/01/2009     684503 UF0       5.60        6,085,000.00*     170,380.00          0.00
------------------------------------------------------------------------------------------------
  25      10/01/2010     684503 UH6       5.60        6,410,000.00*     179,480.00          0.00
------------------------------------------------------------------------------------------------
  26      10/01/2011     684503 UK9       5.70        6,750,000.00*     192,375.00          0.00
------------------------------------------------------------------------------------------------
  27      10/01/2012     684503 UM5       5.70        4,910,000.00*     139,935.00          0.00
------------------------------------------------------------------------------------------------
  RI      10/01/2012     684503 UN3      Variable        72,453.00    Residual -->      2,575.00
------------------------------------------------------------------------------------------------

TOTAL                                               $67,337,453.00   $1,805,706.25   $927,575.00
------------------------------------------------------------------------------------------------
**** Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

**** Underlying Bond-Orange County FLA Health Facilities
     13.125%, 10/01/12, $41,650,000
------------------------------------------------------------------------------------------------

Colleen Shay-Persaud
Bankers Trust Company
Telephone: (212) 250-6378

                                                            [LOGO] Bankers Trust
                                                             Architects of Value

September 21, 1998

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn: Alan Levy

The Depository Trust Company
7 Hanover Square - 2nd Floor
New York, NY 10004
Attn: Fran Vespa

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Bankers Trust Company as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 1998. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at the above referenced number.

Very truly yours,


/s/ Colleen Shay-Persaud

Attachment

Four Albany Street
New York, NY 10006

Colleen Shay-Persaud
Bankers Trust Co.
Telephone: (212) 250-6125

                                                            [LOGO] Bankers Trust
                                                             Architects of Value

September 21, 1998

Carl Daniels
Merrill Lynch

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2, and 3

Kerstin:

For the above referenced issues, the principal and interest information for October 1, 1998 is attached. All other relevant information is as follows:

      Premium on Bonds                                 None
      Trustee Fees Payable                             None
      Interest Shortfall on Bonds                      None
      Aggregate Shortfall on Bonds                     None
      Accrued Interest undistributed to holders        None
      Accrued Principal undistributed to holders       None
      Underlying Bonds on issues                       Attached

Should you have any questions please call me at (212) 250-6125.

Thank You,


/s/ Colleen Shay-Persaud

enc.

Four Albany Street
New York, NY 10006

------------------------------------------------------------------------------------------------
                                       SERIES 1 CERTIFICATES
                                       ---------------------

------------------------------------------------------------------------------------------------
          Certificate                                                    Interest      Principal
Class      Maturity        CUSIP      Certificate      Certificate        Amount        Amount
Number       Date          Number         Rate            Amount            Due           Due
================================================================================================

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
  7       10/01/1998     021433 EB9       4.80           85,000.00        2,040.00     85,000.00
------------------------------------------------------------------------------------------------
  8       04/01/1999     021433 EC7       4.90           90,000.00        2,205.00          0.00
------------------------------------------------------------------------------------------------
  9       10/01/1999     021433 ED5       4.90           90,000.00        2,205.00          0.00
------------------------------------------------------------------------------------------------
  10      04/01/2000     021433 EE3       5.00           95,000.00        2,375.00          0.00
------------------------------------------------------------------------------------------------
  11      10/01/2000     021433 EF0       5.00           95,000.00        2,375.00          0.00
------------------------------------------------------------------------------------------------
  12      04/01/2001     021433 EG8       5.00          100,000.00        2,500.00          0.00
------------------------------------------------------------------------------------------------
  13      10/01/2001     021433 EH6       5.00          100,000.00        2,500.00          0.00
------------------------------------------------------------------------------------------------
  14      04/01/2002     021433 EJ2       5.10          105,000.00        2,677.50          0.00
------------------------------------------------------------------------------------------------
  15      10/01/2002     021433 EK9       5.10          295,000.00        7,522.50          0.00
------------------------------------------------------------------------------------------------
  16      04/01/2003     021433 EL7       5.10          100,000.00        2,550.00          0.00
------------------------------------------------------------------------------------------------
  17      10/01/2003     021433 EM5       5.10          320,000.00        8,160.00          0.00
------------------------------------------------------------------------------------------------
  18      04/01/2004     021433 EN3       5.20           95,000.00        2,470.00          0.00
------------------------------------------------------------------------------------------------
  19      10/01/2004     021433 EP8       5.20          340,000.00        8,840.00          0.00
------------------------------------------------------------------------------------------------
  20      04/01/2005     021433 EQ6       5.25           95,000.00        2,493.75          0.00
------------------------------------------------------------------------------------------------
  21      10/01/2005     021433 ER4       5.25          360,000.00        9,450.00          0.00
------------------------------------------------------------------------------------------------
  22      10/01/2008     021433 EX1       5.50        1,495,000.00       41,112.50          0.00
------------------------------------------------------------------------------------------------
  23      10/01/2010     021433 FB8       5.60        1,130,000.00       31,640.00          0.00
------------------------------------------------------------------------------------------------
  24      10/01/2012     021433 FF9       5.70        1,200,000.00       34,200.00          0.00
------------------------------------------------------------------------------------------------
  RI      10/01/2012     021433 FG7       Variable       68,438.00    Residual -->      4,277.00
------------------------------------------------------------------------------------------------

TOTAL                                                $6,258,438.00     $167,316.25    $89,277.00
------------------------------------------------------------------------------------------------
**** Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

**** Underlying Bond-Altamonte Springs FLA Authority
     13.125%, 10/01/12, $3,910,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       SERIES 2 CERTIFICATES
                                       ---------------------

------------------------------------------------------------------------------------------------
          Certificate                                                    Interest      Principal
Class      Maturity        CUSIP      Certificate      Certificate        Amount        Amount
Number       Date          Number         Rate            Amount            Due           Due
================================================================================================

------------------------------------------------------------------------------------------------
  7       10/01/1998     70252B AV5       4.80          225,000.00        5,400.00    225,000.00
------------------------------------------------------------------------------------------------
  8       04/01/1999     70252B AW3       4.90          230,000.00        5,635.00          0.00
------------------------------------------------------------------------------------------------
  9       10/01/1999     70252B AX1       4.90          240,000.00        5,880.00          0.00
------------------------------------------------------------------------------------------------
  10      04/01/2000     70252B AY9       5.00          245,000.00        6,125.00          0.00
------------------------------------------------------------------------------------------------
  11      10/01/2000     70252B AZ6       5.00          250,000.00        6,250.00          0.00
------------------------------------------------------------------------------------------------
  12      04/01/2001     70252B BA0       5.00          255,000.00        6,375.00          0.00
------------------------------------------------------------------------------------------------
  13      10/01/2001     70252B BB8       5.00          265,000.00        6,625.00          0.00
------------------------------------------------------------------------------------------------
  14      04/01/2002     70252B BC6       5.10          270,000.00        6,885.00          0.00
------------------------------------------------------------------------------------------------
  15      10/01/2002     70252B BD4       5.10          795,000.00       20,272.50          0.00
------------------------------------------------------------------------------------------------
  16      04/01/2003     70252B BE2       5.10          265,000.00        6,757.50          0.00
------------------------------------------------------------------------------------------------
  17      10/01/2003     70252B BF9       5.10          860,000.00       21,930.00          0.00
------------------------------------------------------------------------------------------------
  18      04/01/2004     70252B BG7       5.20          250,000.00        6,500.00          0.00
------------------------------------------------------------------------------------------------
  19      10/01/2004     70252B BH5       5.20          925,000.00       24,050.00          0.00
------------------------------------------------------------------------------------------------
  20      04/01/2005     70252B BJ1       5.25          240,000.00        6,300.00          0.00
------------------------------------------------------------------------------------------------
  21      10/01/2005     70252B BK8       5.25        1,000,000.00       26,250.00          0.00
------------------------------------------------------------------------------------------------
  22      10/01/2007     70252B BP7       5.40        2,255,000.00*      60,885.00          0.00
------------------------------------------------------------------------------------------------
  23      10/01/2010     70252B BV4       5.60        5,000,000.00*     140,000.00          0.00
------------------------------------------------------------------------------------------------
  24      10/01/2012     70252B BZ5       5.70        1,915,000.00*      54,577.50          0.00
------------------------------------------------------------------------------------------------
  RI      10/01/2012     70252B CA9       Variable       80,936.00    Residual -->      4,709.00
------------------------------------------------------------------------------------------------

TOTAL                                               $15,565,936.00     $416,697.50   $229,709.00
------------------------------------------------------------------------------------------------
**** Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

**** Pasco County FLA Health Facilities
     13.125%, 10/01/12, $9,850,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       SERIES 3 CERTIFICATES
                                       ---------------------

------------------------------------------------------------------------------------------------
          Certificate                                                    Interest      Principal
Class      Maturity        CUSIP      Certificate      Certificate        Amount        Amount
Number       Date          Number         Rate            Amount            Due           Due
================================================================================================

------------------------------------------------------------------------------------------------
  7       10/01/1998     684503 TH8       4.80          945,000.00       22,680.00    945,000.00
------------------------------------------------------------------------------------------------
  8       04/01/1999     684503 TJ4       4.90          970,000.00       23,765.00          0.00
------------------------------------------------------------------------------------------------
  9       10/01/1999     684503 TK1       4.90          995,000.00       24,377.50          0.00
------------------------------------------------------------------------------------------------
  10      04/01/2000     684503 TL9       5.00        1,020,000.00       25,500.00          0.00
------------------------------------------------------------------------------------------------
  11      10/01/2000     684503 TM7       5.00        1,045,000.00       26,125.00          0.00
------------------------------------------------------------------------------------------------
  12      04/01/2001     684503 TN5       5.00        1,070,000.00       26,750.00          0.00
------------------------------------------------------------------------------------------------
  13      10/01/2001     684503 TP0       5.00        1,095,000.00       27,375.00          0.00
------------------------------------------------------------------------------------------------
  14      04/01/2002     684503 TQ8       5.10        1,125,000.00       28,687.50          0.00
------------------------------------------------------------------------------------------------
  15      10/01/2002     684503 TR6       5.10        3,190,000.00       81,345.00          0.00
------------------------------------------------------------------------------------------------
  16      04/01/2003     684503 TS4       5.10        1,100,000.00       28,050.00          0.00
------------------------------------------------------------------------------------------------
  17      10/01/2003     684503 TT2       5.10        3,425,000.00       87,337.50          0.00
------------------------------------------------------------------------------------------------
  18      04/01/2004     684503 TU9       5.20        1,065,000.00       27,690.00          0.00
------------------------------------------------------------------------------------------------
  19      10/01/2004     684503 TV7       5.20        3,675,000.00       95,550.00          0.00
------------------------------------------------------------------------------------------------
  20      10/01/2005     684503 TX3       5.25        4,975,000.00*     130,593.75          0.00
------------------------------------------------------------------------------------------------
  21      10/01/2006     684503 TZ8       5.30        5,225,000.00*     138,462.50          0.00
------------------------------------------------------------------------------------------------
  22      10/01/2007     684503 UB9       5.40        5,480,000.00*     147,960.00          0.00
------------------------------------------------------------------------------------------------
  23      10/01/2008     684503 UD5       5.50        5,785,000.00*     159,087.50          0.00
------------------------------------------------------------------------------------------------
  24      10/01/2009     684503 UF0       5.60        6,085,000.00*     170,380.00          0.00
------------------------------------------------------------------------------------------------
  25      10/01/2010     684503 UH6       5.60        6,410,000.00*     179,480.00          0.00
------------------------------------------------------------------------------------------------
  26      10/01/2011     684503 UK9       5.70        6,750,000.00*     192,375.00          0.00
------------------------------------------------------------------------------------------------
  27      10/01/2012     684503 UM5       5.70        4,910,000.00*     139,935.00          0.00
------------------------------------------------------------------------------------------------
  RI      10/01/2012     684503 UN3      Variable        69,878.00    Residual -->      4,775.00
------------------------------------------------------------------------------------------------

TOTAL                                               $66,409,878.00   $1,783,506.25   $949,775.00
------------------------------------------------------------------------------------------------
**** Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

**** Underlying Bond-Orange County FLA Health Facilities
     13.125%, 10/01/12, $41,650,000
------------------------------------------------------------------------------------------------